UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 23, 2005


                          Chartwell International, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                    000-27395              95-3979080
             ------                    ---------              ----------
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
 incorporation or organization)         Number)            Identification No.)


                          1124 Smith Street, Suite 304
                              Charleston, WV 25301
                              --------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (304) 345-8700
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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

     This Amendment to Chartwell International, Inc.'s current report on Form 8-K for the event dated March 23, 2005 is filed to include exhibits.


Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits
-------------------------------------------

         Exhibit No.           Exhibit Description
         -----------           -------------------

          10.1                 Share Purchase Agreement dated March 23, 2005

          10.2                 Subscription Agreement dated March 23, 2005

          10.3                 Escrow Agreement dated March 23, 2005



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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Chartwell International, Inc.,
                             a Nevada corporation


Dated: March 31, 2005        /s/ Janice A. Jones
                             --------------------------------------------------
                             Dr. Janice A. Jones, Chief Executive Officer



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